This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2002-PBW1

Properties Occupied by a Single Tenant
--------------------------------------

                                                 % of            Cut-Off      General       Detailed                Net    Units
                                              Initial Pool        Date       Property      Property            Rentable      of
 ID              Property Name                  Balance          Balance       Type          Type          Area SF/Units   Measure
-----------------------------------------------------------------------------------------------------------------------------------
 9a   CNL Retail Portfolio - Barnes & Noble      0.55%           5,111,771   Retail       Anchored             35,000       Sq.Ft.
 9b   CNL Retail Portfolio - Borders Books       0.53%           4,924,756   Retail       Anchored             30,000       Sq.Ft.
 9c   CNL Retail Portfolio - Best Buy            0.51%           4,675,400   Retail       Anchored             46,520       Sq.Ft.
 9d   CNL Retail Portfolio - Kash 'N Karry       0.36%           3,313,301   Retail       Anchored             58,635       Sq.Ft.
 9e   CNL Retail Portfolio - Bed Bath & Beyond   0.32%           2,929,918   Retail       Anchored             40,000       Sq.Ft.
 12   1111 North Capitol Street Building         1.59%          14,637,461   Industrial   Warehouse           167,047       Sq.Ft.
 15   Celebration X                              1.48%          13,600,000   Office       Suburban            166,131       Sq.Ft.
 28   Racal Instruments Headquarters             1.03%           9,491,675   Industrial   Flex Industrial      98,631       Sq.Ft.
 50   Farmer Jack Supermarket                    0.64%           5,935,873   Retail       Anchored             58,145       Sq.Ft.
 52   Celebration VII                            0.62%           5,700,000   Office       Suburban             68,566       Sq.Ft.
 59   Ardentech Court                            0.54%           4,984,127   Industrial   Flex Industrial      55,588       Sq Ft
 60   L&R Auto Park - Broadway                   0.54%           4,974,237   Other        Parking Garage      106,529       Sq.Ft.
 62b  CVS Portfolio - Hellertown                 0.14%           1,246,852   Retail       Anchored             10,000       Sq.Ft.
 62c  CVS Portfolio - Lehigh Street              0.12%           1,147,104   Retail       Anchored             10,000       Sq.Ft.
 83a  Eckerd Drug - Spartanburg                  0.17%           1,541,600   Retail       Anchored             10,908       Sq.Ft.
 83b  Eckerd Drug - Greenville                   0.17%           1,540,400   Retail       Anchored             10,908       Sq.Ft.
 87   Bryman Office                              0.32%           2,978,142   Office       Suburban             72,072       Sq Ft
 90   East Grand Business Center                 0.31%           2,830,708   Industrial   Warehouse            51,900       Sq.Ft.
 93   Otis Spunkmeyer Headquarters               0.30%           2,743,729   Industrial   Light Industrial     90,725       Sq Ft
 99   High Voltage Breakers Building             0.25%           2,344,893   Industrial   Warehouse            70,600       Sq Ft
 101  South Garfield Avenue                      0.25%           2,291,672   Industrial   Warehouse            65,531       Sq Ft
 104  West Walnut Street                         0.24%           2,182,070   Industrial   Warehouse            60,200       Sq Ft
 115  PETsMART, Dallas, TX                       0.19%           1,793,641   Retail       Shadow Anchored      26,040       Sq Ft
 119  Elsinore/Staples Store                     0.18%           1,640,400   Retail       Anchored             17,176       Sq Ft
-----------------------------------------------------------------------------------------------------------------------------------
      Total                                      11.35%        104,559,730
      # of Properties                              24



                                                                                                              Lease
 ID              Property Name                 Largest Tenant                                  Tenant SF    Expiration    % of NRA
-----------------------------------------------------------------------------------------------------------------------------------
 9a   CNL Retail Portfolio - Barnes & Noble    Barnes & Noble                                    35,000       2/1/2014     100.00%
 9b   CNL Retail Portfolio - Borders Books     Borders Nooks                                     30,000      11/30/2015    100.00%
 9c   CNL Retail Portfolio - Best Buy          Best Buy                                          46,520      9/21/2017     100.00%
 9d   CNL Retail Portfolio - Kash 'N Karry     Kash N' Karry                                     58,635      10/31/2016    100.00%
 9e   CNL Retail Portfolio - Bed Bath & Beyond Bed Bath & Beyond                                 40,000      1/31/2013     100.00%
 12   1111 North Capitol Street Building       Smithsonian Institution                          167,047      9/30/2011     100.00%
 15   Celebration X                            Walt Disney World Co.                            166,131      6/30/2014     100.00%
 28   Racal Instruments Headquarters           Racal Instruments Headquarters                    98,631      6/30/2022     100.00%
 50   Farmer Jack Supermarket                  Farmer Jack                                       58,145      6/30/2021     100.00%
 52   Celebration VII                          Walt Disney World Co.                             68,566      6/30/2012     100.00%
 59   Ardentech Court                          Versicor, Inc                                     55,588      11/19/2009    100.00%
 60   L&R Auto Park - Broadway                 L&R Auto Park                                    106,529      5/31/2016     100.00%
 62b  CVS Portfolio - Hellertown               CVS                                               10,000      1/31/2012     100.00%
 62c  CVS Portfolio - Lehigh Street            CVS                                               10,000      1/31/2012     100.00%
 83a  Eckerd Drug - Spartanburg                Eckerd Drug                                       10,908      10/16/2021    100.00%
 83b  Eckerd Drug - Greenville                 Eckerd Drug                                       10,908      1/27/2020     100.00%
 87   Bryman Office                            High-Tech Institute, Inc.                         72,072      2/28/2008     100.00%
 90   East Grand Business Center               Expeditors International of Washington, Inc.      51,900      11/30/2005    100.00%
 93   Otis Spunkmeyer Headquarters             Otis Spunkmeyer, Inc.                             90,725      7/31/2005     100.00%
 99   High Voltage Breakers Building           GE-HITACHI-HVB, Inc.                              70,600      1/31/2006     100.00%
 101  South Garfield Avenue                    Essential Freight Systems, Inc.                   65,531      3/31/2005     100.00%
 104  West Walnut Street                       Best Trends                                       60,200      1/31/2005     100.00%
 115  PETsMART, Dallas, TX                     PETsMART, Inc.                                    26,040      1/31/2014     100.00%
 119  Elsinore/Staples Store                   Staples, Inc.                                     17,176      1/31/2007     100.00%
-----------------------------------------------------------------------------------------------------------------------------------
      Total
      # of Properties                              24


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and Prospectus Supplement. Any decision to invest in such securities should be made only after reviewing such Prospectus and Prospectus Supplement. Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.


BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC., SERIES 2002-PBW1

Properties with the Largest Tenant Occupying More Than 50% of the NRA
---------------------------------------------------------------------


                                                 % of            Cut-Off      General       Detailed                Net    Units
                                              Initial Pool        Date       Property      Property            Rentable      of
 ID              Property Name                  Balance          Balance       Type          Type          Area SF/Units   Measure
-----------------------------------------------------------------------------------------------------------------------------------
 9a   CNL Retail Portfolio - Barnes & Noble       0.55%          5,111,771    Retail       Anchored             35,000      Sq.Ft.
 9b   CNL Retail Portfolio - Borders Books        0.53%          4,924,756    Retail       Anchored             30,000      Sq.Ft.
 9c   CNL Retail Portfolio - Best Buy             0.51%          4,675,400    Retail       Anchored             46,520      Sq.Ft.
 9d   CNL Retail Portfolio - Kash 'N Karry        0.36%          3,313,301    Retail       Anchored             58,635      Sq.Ft.
 9e   CNL Retail Portfolio - Bed Bath & Beyond    0.32%          2,929,918    Retail       Anchored             40,000      Sq.Ft.
 12   1111 North Capitol Street Building          1.59%         14,637,461    Industrial   Warehouse           167,047      Sq.Ft.
 15   Celebration X                               1.48%         13,600,000    Office       Suburban            166,131      Sq.Ft.
 28   Racal Instruments Headquarters              1.03%          9,491,675    Industrial   Flex Industrial      98,631      Sq.Ft.
 50   Farmer Jack Supermarket                     0.64%          5,935,873    Retail       Anchored             58,145      Sq.Ft.
 52   Celebration VII                             0.62%          5,700,000    Office       Suburban             68,566      Sq.Ft.
 59   Ardentech Court                             0.54%          4,984,127    Industrial   Flex Industrial      55,588      Sq Ft
 60   L&R Auto Park - Broadway                    0.54%          4,974,237    Other        Parking Garage      106,529      Sq.Ft.
 62b  CVS Portfolio - Hellertown                  0.14%          1,246,852    Retail       Anchored             10,000      Sq.Ft.
 62c  CVS Portfolio - Lehigh Street               0.12%          1,147,104    Retail       Anchored             10,000      Sq.Ft.
 83a  Eckerd Drug - Spartanburg                   0.17%          1,541,600    Retail       Anchored             10,908      Sq.Ft.
 83b  Eckerd Drug - Greenville                    0.17%          1,540,400    Retail       Anchored             10,908      Sq.Ft.
 87   Bryman Office                               0.32%          2,978,142    Office       Suburban             72,072      Sq Ft
 90   East Grand Business Center                  0.31%          2,830,708    Industrial   Warehouse            51,900      Sq.Ft.
 93   Otis Spunkmeyer Headquarters                0.30%          2,743,729    Industrial   Light Industrial     90,725      Sq Ft
 99   High Voltage Breakers Building              0.25%          2,344,893    Industrial   Warehouse            70,600      Sq Ft
 101  South Garfield Avenue                       0.25%          2,291,672    Industrial   Warehouse            65,531      Sq Ft
 104  West Walnut Street                          0.24%          2,182,070    Industrial   Warehouse            60,200      Sq Ft
 115  PETsMART, Dallas, TX                        0.19%          1,793,641    Retail       Shadow Anchored      26,040      Sq Ft
 119  Elsinore/Staples Store                      0.18%          1,640,400    Retail       Anchored             17,176      Sq Ft
 62a  CVS Portfolio - Bethlehem                   0.27%          2,493,705    Retail       Anchored             16,300      Sq.Ft.
 38   Cherry Valley Plaza                         0.79%          7,285,479    Retail       Anchored             85,322      Sq.Ft.
 106  Buena Park Shopping Center                  0.23%          2,143,645    Retail       Anchored             44,110      Sq.Ft.
 18   United Plaza XII                            1.44%         13,242,674    Office       Suburban            152,501      Sq.Ft.
 69   Crystal Springs Shopping Center             0.44%          4,070,000    Retail       Anchored             67,001      Sq.Ft.
 36   Clermont Towne Center                       0.84%          7,767,764    Retail       Anchored             81,300      Sq.Ft.
 65   Main Street Shopping Center                 0.47%          4,296,113    Retail       Anchored             51,055      Sq Ft
 10   Valencia Corporate Plaza                    1.90%         17,500,000    Office       Suburban            144,272      Sq.Ft.
 45   Tall Oaks Shopping Center                   0.69%          6,380,536    Retail       Anchored             71,953      Sq.Ft.
 37   Webster and Wayne Shopping Center           0.81%          7,500,000    Retail       Anchored             68,235      Sq.Ft.
 57   Gettysburg Shopping Center                  0.57%          5,242,577    Retail       Anchored             93,840      Sq Ft
 27   Levittown Mews Shopping Center              1.06%          9,800,000    Retail       Anchored             93,376      Sq.Ft.
 80   First and Cedar Building                    0.36%          3,324,804    Office       CBD                  45,408      Sq.Ft.
 39   Washington Square Medical Office Building   0.78%          7,167,535    Office       Office/Medical       44,526      Sq.Ft.
 29   Mountain Marketplace                        0.94%          8,687,701    Retail       Anchored             86,896      Sq.Ft.
 49   Belle Station                               0.66%          6,040,957    Retail       Anchored             68,806      Sq.Ft.
-----------------------------------------------------------------------------------------------------------------------------------
      Total                                      23.61%        217,503,219
      Number of Properties                                              40




                                                                                                              Lease
 ID              Property Name                   Largest Tenant                                 Tenant SF   Expiration   % of NRA
------------------------------------------------------------------------------------------------------------------------------------
 9a   CNL Retail Portfolio - Barnes & Noble     Barnes & Noble                                    35,000      2/1/2014    100.00%
 9b   CNL Retail Portfolio - Borders Books      Borders Nooks                                     30,000     11/30/2015   100.00%
 9c   CNL Retail Portfolio - Best Buy           Best Buy                                          46,520     9/21/2017    100.00%
 9d   CNL Retail Portfolio - Kash 'N Karry      Kash N' Karry                                     58,635     10/31/2016   100.00%
 9e   CNL Retail Portfolio - Bed Bath & Beyond  Bed Bath & Beyond                                 40,000     1/31/2013    100.00%
 12   1111 North Capitol Street Building        Smithsonian Institution                          167,047     9/30/2011    100.00%
 15   Celebration X                             Walt Disney World Co.                            166,131     6/30/2014    100.00%
 28   Racal Instruments Headquarters            Racal Instruments Headquarters                    98,631     6/30/2022    100.00%
 50   Farmer Jack Supermarket                   Farmer Jack                                       58,145     6/30/2021    100.00%
 52   Celebration VII                           Walt Disney World Co.                             68,566     6/30/2012    100.00%
 59   Ardentech Court                           Versicor, Inc                                     55,588     11/19/2009   100.00%
 60   L&R Auto Park - Broadway                  L&R Auto Park                                    106,529     5/31/2016    100.00%
 62b  CVS Portfolio - Hellertown                CVS                                               10,000     1/31/2012    100.00%
 62c  CVS Portfolio - Lehigh Street             CVS                                               10,000     1/31/2012    100.00%
 83a  Eckerd Drug - Spartanburg                 Eckerd Drug                                       10,908     10/16/2021   100.00%
 83b  Eckerd Drug - Greenville                  Eckerd Drug                                       10,908     1/27/2020    100.00%
 87   Bryman Office                             High-Tech Institute, Inc.                         72,072     2/28/2008    100.00%
 90   East Grand Business Center                Expeditors International of Washington, Inc.      51,900     11/30/2005   100.00%
 93   Otis Spunkmeyer Headquarters              Otis Spunkmeyer, Inc.                             90,725     7/31/2005    100.00%
 99   High Voltage Breakers Building            GE-HITACHI-HVB, Inc.                              70,600     1/31/2006    100.00%
 101  South Garfield Avenue                     Essential Freight Systems, Inc.                   65,531     3/31/2005    100.00%
 104  West Walnut Street                        Best Trends                                       60,200     1/31/2005    100.00%
 115  PETsMART, Dallas, TX                      PETsMART, Inc.                                    26,040     1/31/2014    100.00%
 119  Elsinore/Staples Store                    Staples, Inc.                                     17,176     1/31/2007    100.00%
 62a  CVS Portfolio - Bethlehem                 CVS                                               13,500      1/1/2017     82.82%
 38   Cherry Valley Plaza                       Giant                                             58,248     5/31/2022     68.27%
 106  Buena Park Shopping Center                Albertson's                                       30,110     10/31/2014    68.26%
 18   United Plaza XII                          Office Facilities Corp. (State of Louisiana)     100,879     8/31/2011     66.15%
 69   Crystal Springs Shopping Center           Publix                                            44,271     10/1/2021     66.08%
 36   Clermont Towne Center                     Kash N' Karry                                     49,500     11/16/2019    60.89%
 65   Main Street Shopping Center               ALBERTSON'S                                       28,688      7/1/2014     56.19%
 10   Valencia Corporate Plaza                  Explorer Insurance                                79,127     6/30/2009     54.85%
 45   Tall Oaks Shopping Center                 Giant Food/Drug Store                             38,763     10/31/2009    53.87%
 37   Webster and Wayne Shopping Center         Treasure Island                                   36,344     12/31/2007    53.26%
 57   Gettysburg Shopping Center                Fleming Foods                                     49,910     1/31/2009     53.19%
 27   Levittown Mews Shopping Center            Waldbaums                                         49,462     3/31/2014     52.97%
 80   First and Cedar Building                  Cutter & Buck                                     23,858     10/31/2002    52.54%
 39   Washington Square Medical Office Building Shores II Professional Building, LLC              22,927     11/30/2016    51.49%
 29   Mountain Marketplace                      Food Lion                                         43,859     10/31/2021    50.47%
 49   Belle Station                             Food Lion                                         34,506     10/24/2020    50.15%
------------------------------------------------------------------------------------------------------------------------------------
